United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2026 (March 4, 2026)

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

347 Riverside Avenue

Jacksonville, Florida 32202

(Address of Principal Executive Offices; Zip Code)

(904) 438-6000

(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29A	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Underwriting Agreement Relating to USD Senior Notes

On March 4, 2026, Fidelity National Information Services, Inc. (“FIS”) entered into an Underwriting Agreement (the “USD Underwriting Agreement”) with Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein, providing for the issuance and sale of $2,000,000,000 in aggregate principal amount of 4.450% Senior Notes due 2028, $2,300,000,000 in aggregate principal amount of 4.550% Senior Notes due 2029, $500,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2029 and $2,000,000,000 in aggregate principal amount of 4.800% Senior Notes due 2031 (collectively, the “USD Notes”). The USD Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The USD Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3 (File No. 333-288198) of FIS filed with the Securities and Exchange Commission (the “Commission”) on June 20, 2025, as amended by the automatically effective Post-Effective Amendment No. 1 filed with the Commission on February 26, 2026 (as so amended, the “S-3”). The USD Notes are being offered and sold pursuant to the S-3, as supplemented by a preliminary prospectus supplement dated February 26, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on February 26, 2026, a free writing prospectus dated March 4, 2026 filed with the Commission pursuant to Rule 433 under the Securities Act on March 4, 2026, and a final prospectus supplement dated March 4, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on March 5, 2026. The closing of the USD Notes offering is expected to occur on March 10, 2026, subject to the satisfaction of customary closing conditions.

Underwriting Agreement Relating to Euro Senior Notes

On March 5, 2026, FIS entered into an Underwriting Agreement (the “Euro Underwriting Agreement”) with the several underwriters named therein, providing for the issuance and sale of €500,000,000 in aggregate principal amount of Floating Rate Senior Notes due 2028 and €500,000,000 in aggregate principal amount of 3.450% Senior Notes due 2030 (collectively, the “Euro Notes”). The Euro Underwriting Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Euro Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the S-3. The Euro Notes are being offered and sold pursuant to the S-3, as supplemented by a preliminary prospectus supplement dated February 26, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on February 26, 2026, a free writing prospectus dated March 5, 2026 filed with the Commission pursuant to Rule 433 under the Securities Act on March 5, 2026, and a final prospectus supplement dated March 5, 2026 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on March 6, 2026. The closing of the Euro Notes offering is expected to occur on March 10, 2026, subject to the satisfaction of customary closing conditions.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 4, 2026, by and among FIS and Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC, as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated March 5, 2026, by and among FIS and the several underwriters named therein.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 9, 2026

	By:	/s/ Caroline Tsai
	Name:	Caroline Tsai
	Title:	Chief Legal & Corporate Affairs Officer and Corporate Secretary